MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 2002-A

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Pursuant  to the Master  Indenture,  dated as of July 1, 2002  between the FNANB
Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"),
and  DC  Funding  International,   Inc.  ("DC  Funding"),   as  Transferor,   as
supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by
the  Servicer,   and  DC  Funding,  as  Transferor  (as  so  supplemented,   the
"Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

 Collection Period Ending                                   September 30, 2003
 Determination Date                                            October 8, 2003
 Distribution Date                                            October 15, 2003

                                                                    ------
 Class A Accumulation Period ("Y" or "N")?                            N
                                                                    ------
                                                                    ------
 Class B Accumulation Period ("Y" or "N")?                            N
                                                                    ------
                                                                    ------
 Early Amortization Period ("Y" or "N")?                              N
                                                                    ------
                                                                    ------
 Class B Investor Amount paid in full ("Y" or "N")?                   N
                                                                    ------
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 MASTER TRUST INFORMATION

 Receivables

 1.   The aggregate amount of Receivables less all Receivables
      in Charged-Off Accounts as of the end of the last day of
      the Collection Period was equal to:                                                      $ 1,427,927,355.43

 2.   The aggregate amount of Principal Receivables as of the
      end of the last day of the Collection Period (not including
      reduction for Discount Receivables) was equal to:                                        $ 1,394,065,432.89

 3.   The average Discount Percentage for the Collection Period:                                            2.00%

 4.   The aggregate amount of Discount Option Receivables as of
      the end of the last day of the Collection Period was equal to:                           $    27,881,308.66

 5.   The aggregate amount of Principal Receivables as of the
      end of the last day of the Collection Period (including
      reduction for Discount Receivables) was equal to:                                        $ 1,366,184,124.23

 6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
      increase for Discount Receivables) was equal to:                                         $    33,861,922.54

 7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
      increase for Discount Receivables) was equal to:                                         $    61,743,231.20

 8.   The average amount of Receivables for the Collection
      Period was equal to:
      a. Average Principal Receivables (including reduction for Discount Option Receivables)   $ 1,377,439,618.48
      b. Average Total Receivables                                                             $ 1,438,717,291.20

 9.   The Transferor Amount as of the end of the last day of the
       Collection Period:                                                                      $    35,344,124.23

 10.  Minimum Transferor Amount required as of end of last day of Collection Period:           $             0.00

 11.  The aggregate amount of Principal Charge-Offs for the
      Collection Period (including reduction for Discount
      Option Receivables) was equal to:                                                        $    16,619,183.35

 12.  The aggregate amount of Finance Charge Charge-Offs
      for the Collection Period (including increase for
      Discount Option Receivables) was equal to:                                               $     3,483,806.97

 13.  The Excess Funding Account Balance as of the end of the
      last day of the Collection Period                                                        $             0.00


 Collections

 14.  The aggregate amount of Principal Collections for the
      Collection Period was equal to:
      a.)  Collection of Principal Receivables:                                                $    93,112,670.87
      b.)  Discount Receivable Collections:                                                    $    (1,862,253.42)
                                                                                               ------------------
      c.) Total Principal Receivable Collections:                                              $    91,250,417.45


 15.  The aggregate amount of Finance Charge Collections for the
      Collection Period was equal to:
      a.)  Collection of Finance Charge Receivables                                            $    23,130,626.21
      b.)  Interchange Amount                                                                  $     1,339,539.73
      c.)  Discount Receivable Collections                                                     $     1,862,253.42
                                                                                               ------------------
      d.)  Total Finance Charge Receivable Collections                                         $    26,332,419.35

 16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
      Account for the Collection Period:                                                       $             0.00

 17.  The aggregate amount of Recoveries for the relevant Collection Period                    $     2,256,017.95

 18.  The aggregate amount of Collections processed for the
      Collection Period:                                                                       $   119,838,854.76

 Invested Amounts

 19.  The 2001-B Net Investment at the end of the last day of the
      Collection Period was equal to:
      a.  Class A-1 Invested Amount                                                            $    98,100,000.00
      b.  Class A-2 Invested Amount                                                            $    93,100,000.00
      c.  Class B Invested Amount                                                              $    90,000,000.00
                                                                                               ------------------
      d.  Total                                                                                $   281,200,000.00

 20.  The average amount of the 2001-B Net Investment for the
      Collection Period was equal to:
      a.  Class A-1 Invested Amount                                                            $   101,600,000.00
      b.  Class A-2 Invested Amount                                                            $    96,600,000.00
      c.  Class B Invested Amount                                                              $    93,313,333.33
                                                                                               ------------------
      d.  Total                                                                                $   291,513,333.33

 21.  The 2002-A Net Investment at the end of the last day of the
      Collection Period was equal to:
      a.  Class A                                                                              $   415,950,000.00
      b.  Class B                                                                              $    83,690,000.00
                                                                                               ------------------
      c.  Total                                                                                $   499,640,000.00

 22.  The average amount of the 2002-A Net Investment for the
      Collection Period was equal to:
      a.  Class A                                                                              $   415,950,000.00
      b.  Class B                                                                              $    83,690,000.00
                                                                                               ------------------
      c.  Total                                                                                $   499,640,000.00

 23.  The 2003-A Net Investment at the end of the last day of the
      Collection Period was equal to:
      a.  Class A                                                                              $   423,500,000.00
      b.  Class B                                                                              $   126,500,000.00
                                                                                               ------------------
      c.  Total                                                                                $   550,000,000.00

 24.  The average amount of the 2003-A Net Investment for the
      Collection Period was equal to:
      a.  Class A                                                                              $   423,500,000.00
      b.  Class B                                                                              $   126,500,000.00
                                                                                               ------------------
      c.  Total                                                                                $   550,000,000.00

 25.  The aggregate Invested Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      Collection Period:                                                                       $ 1,330,840,000.00

 Series 2002-A Allocation Percentages

 26.  The Fixed Allocation Percentage with respect to the Collection Period:
                    a.  Class A                                                                %            0.00%
                    b.  Class B                                                                %            0.00%
                                                                                               ------------------
                    c.  Series 2002-A Total                                                    %            0.00%

 27.  The Floating Allocation Percentage with respect to the Collection Period:
                    a.  Class A                                                                %           29.88%
                    b.  Class B                                                                %            6.01%
                                                                                               ------------------
                    c.  Series 2002-A Total                                                    %           35.89%

 Allocation of Collections

 28.  The Series 2002-A allocation of Collections of Principal
      Receivables for the Collection Period:
                    a.  Class A                                                                $    27,262,806.22
                    b.  Class B                                                                $     5,485,332.98
                                                                                               ------------------
                    c.  Series 2002-A Total                                                    $    32,748,139.19


 29.  The Series 2002-A allocation of Collections of Finance
      Charge Receivables for the Collection Period:
                    a.  Class A                                                                $     7,867,313.55
                    b.  Class B                                                                $     1,582,919.75
                                                                                               ------------------
                    c.  Series 2002-A Total                                                    $     9,450,233.31

 Portfolio Yield and Delinquencies

 30.  The Portfolio Yield for the Collection Period:                                           %            8.37%

 31.  The 3-month average Portfolio Yield for the three most recent
      Collection Periods:                                                                      %            7.18%

 32.  The Base Rate for the Collection Period:                                                 %            3.46%

 33.  The 3-month average Base Rate for the three most recent
      Collection Periods:                                                                      %            3.41%

 34.  The 3-month average Portfolio Adjusted Yield:                                            %            3.77%

 35.  The amount of Shared Excess Finance Charge Collections allocable to Series 2002-A with respect to any Finance Charge
      Shortfall in such Series for the Collection Period:                                      $             0.00

 36.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
      (a) Delinquent 31 to 60 days                                                             $    37,517,567.42
      (b) Delinquent 61 to 90 days                                                             $    27,915,141.27
      (c) Delinquent 91 days or more                                                           $    57,912,521.19

 Determination of Monthly Interest

 37.  Class A Monthly Interest:
                    a.  Class A Monthly Interest                                               $       499,140.00
                    b.  Funds allocated and available to pay Class A
                         Monthly Interest for the Collection Period                            $     9,450,233.31
                    c.  Class A Interest Shortfall                                             $             0.00
                    d.  Class A Additional Interest                                            $             0.00

 38.  Class B Monthly Interest:
                    a.  Class B Monthly Interest                                               $       461,689.83
                    b.  Funds allocated and available to pay Class B
                         Monthly Interest for the Collection Period                            $     2,046,579.21
                    c.  Class B Interest Shortfall                                             $             0.00
                    d.  Class B Additional Interest                                            $             0.00

 Determination of Monthly Principal

 39.  Class A Monthly Principal (pursuant to section 4.4a):
                 (W)a.  Available Principal Collections with respect to such
                        Distribution Date (including Shared Principal Collections):            $             0.00
                 (X)a.  Controlled Accumulation Amount                                         $             0.00
                    b.  Deficit Controlled Accumulation Amount (prior period)                  $             0.00
                                                                                               ------------------
                    c.  Controlled Deposit Amount (sum a + b)                                  $             0.00
                 (Y)a.  Invested Amount  (including Principal Collections                      $
                    transferred to the Principal Funding Account)                                  499,640,000.00
                 (Z)a.  Class A Invested Amount (including Principal Collections
                    transferred to the Principal Funding Account)                                  415,950,000.00

      Class A Monthly Principal (the least of w,x,y,z)                                         $             0.00

 40.  Class B Monthly Principal (pursuant to section 4.4b)
      (distributable only after payout of Class A)
                 (X)a.  Available Principal Collections with respect to such
                        Distribution Date:                                                     $             0.00
                 (Y)a.  Invested Amount                                                        $   499,640,000.00

      Class B Monthly Principal (the least of x,y)                                             $             0.00

 Available Funds

 41.  Class A Available Funds
                    a.  Class A Finance Charge allocation                                      $     7,867,313.55
                    b.  Prior to Class B Principal Commencement Date, the
                        amount of Principal Funding Investment Proceeds and
                        Reserve Account Investment Proceeds for such prior Collection Period   $             0.00
                    c.  Any amount of Reserve Account withdrawn and
                       included in Class A Available Funds                                     $             0.00
                    d.  Class A Available Funds (sum a-c)                                      $     7,867,313.55

 42.  Class B Available Funds
                    a.  Class B Finance Charge allocation                                      $     1,582,919.75
                    b.  On or After Class B Principal Commencement Date, the
                        amount of Principal Funding Investment Proceeds and
                        Reserve Account Investment Proceeds for such prior Collection Period   $             0.00
                    c.  Any amount of Reserve Account withdrawn and
                       included in Class B Available Funds                                     $             0.00
                    d.  Class B Available Funds (sum a-c)                                      $     1,582,919.75


 Reallocated Principal Collections

 43.  Principal Reallocation Amount                                                            $             0.00

 44.  Reallocated Principal Collections applied to Class A Monthly Interest Shortfall          $             0.00

 45.  Reallocated Principal Collections applied to the Investor Monthly Servicing Fee                        0.00


 Investor Default Amounts

 46.  Class A Investor Default Amount                                                          $     4,965,298.66

 47.  Class B Investor Default Amount                                                          $       999,028.36

 48.  Aggregate Investor Default Amount                                                        $     5,964,327.01


 Allocable Amounts for Series 2002-A

 49.  The Allocable Amount for Series 2002-A as of the end of the
      Collection Period (Investor Default Amount + Series 02-A Adjust Amount)
           a.) Class A                                                                         $     4,965,298.66
           b.) Class B                                                                         $       999,028.36
                                                                                               ------------------
      Aggregate Allocable Amount                                                               $     5,964,327.01


 Required Amounts for Series 2002-A

 50.  Class A Required Amount (section 4.5a)
                 (a)  i.  Class A Monthly Interest for current Distribution
                          Date                                                                 $       499,140.00
                     ii.   Class A Monthly Interest previously due but not
                          paid                                                                 $             0.00
                    iii.   Class A Additional Interest for prior Collection Period
                          or previously due but not paid                                       $             0.00
                 (b)      Available Funds plus Shared Excess Finance Charge Collections        $
                      plus Spread Account Draw Amount                                                9,450,233.31
                   ----------------------------------------------------------------------------------------------
                          Class A Required Amount (sum of i-iii minus b)                       $             0.00


 Investor Charge-Offs

 51.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount
                    a.  Class A                                                                $             0.00
                    b.  Class B                                                                $             0.00

 52.  The aggregate amount of Class B Investor Charge-Offs                                     $             0.00

 Servicing Fee

 53.  Class A Servicing Fee for the Collection Period                                          $       693,250.00

 54.  Class B Servicing Fee for the Collection Period                                          $       139,483.33

 Reserve Account

 55.  Lowest historical 3-month Portfolio Adjusted Yield
      (must be > 4%, or line 56 will adjust accordingly)                                       %            3.58%

 56.  Reserve Account Funding Date (based on line 55)                                                     4/14/06

 57.  Required Reserve Account Amount (after the Reserve Account
      Funding Date, 0.5% times the Class A Initial Note Principal Balance)                     $             0.00

 58.  Covered Amount                                                                           $             0.00

 59.  Available Reserve Account Amount
                    a.  Reserve Draw Amount                                                    $             0.00
                    b.  Amount on deposit in the Reserve Account on the
                         Distribution Date                                                     $             0.00
                    c.  Reserve Account Investment Proceeds                                    $             0.00
                    d.  Amount on deposit in the Reserve Account at end of relevent
                         Due Period less Investment Proceeds                                   $             0.00
                    e.  Required Reserve Account Amount                                        $             0.00
                    f.  Available Reserve Account Amount (after Reserve Draw)                  $             0.00
                    g.  Required Reserve Account Deposit on Distribution Date                  $             0.00
                    h.  Reserve Account Surplus on Distribution Date                           $             0.00

 Principal Funding Account

 60.  Principal Funding Account Balance as of the beginning of the due period less             $             0.00
      investment proceeds

 61.  a.  Daily deposits to the Principal Funding Account during the
            relevant Due Period                                                                $             0.00
      b.   Principal Funding Account investment proceeds                                       $             0.00

 62.  Withdrawal of Investment Proceeds from the Principal Funding
      Account during the relevant Due Period                                                   $             0.00

 63.  Principal Funding Account Balance as of the last day of the
      relevant Due Period less investment proceeds                                             $             0.00

 Spread Account

 64.  Required Spread Account Percentage
                    (a) Adjusted Portfolio Yield                                                            8.37%
                    (b) Three-Month Average Excess Spread Percentage                                        3.77%
                    (c) Required Spread Account Percentage                                                  8.25%
 65.  Spread Account Activity
                    (a) Spread account balance as of the beginning of the due period                41,253,922.47
                    (b) Deposits/(withdrawals) during the due period                                    (2,633.02)
                    (c) Spread Account balance as of the end of the due period                      41,251,289.45
                    (d) Investment Proceeds                                                             30,989.45
                    (e) Spread Account balance as of the end of the due period,
                          net of Investment Proceeds                                                41,220,300.00
                    (f) Withdrawals on the Distribution Date                                                    -
 66.  Spread Account Required Amounts
                    (a) Available Spread Account Amount                                             41,220,300.00
                    (b) Required Spread Account Amount                                              41,220,300.00
                    (c) Excess on Deposit over/(Deficiency under) the
                         Required Spread Account Amount                                                      0.00
                    (d) Deposits on the Distribution Date                                                    0.00
                    (e) Distributions to Ambac for upaid amounts                                             0.00
                    (f) Distributions to the Transferor                                                      0.00
                    (g) Spread Account Balance as of the end of the Distribution Date               41,220,300.00
 67.  Spread Account Funding
                    (a) Amount applied to fund Spread Account attributed to
                         Available Funds and Shared Excess Finance Charge Collections                        0.00
                    (b) Amount applied to fund Spread Account attributed to
                        Shared Excess Principal Collections                                                  0.00

 68.  Policy Draw Amount                                                                                     0.00

      Certificate LIBOR Determination

 69.  Certificate LIBOR Determination date for the Collection Period                                      9/11/03

 70.  Certificate LIBOR rate for the Collection Period                                                    1.12000%

 71. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

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      IN WITNESS WHEREOF, the undersigned has duly executed
      and delivered this Certificate this 15th  day of  October,  2003.

                                      FIRST NORTH AMERICAN NATIONAL BANK,
                                      as Servicer


                                      By: /s/Philip J. Dunn
                                          Name:  Philip J. Dunn
                                          Title:    Vice President